SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: July 24, 2002
(Date of Earliest Event Reported)

AMGEN INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	Commission File:	95-3540776
(State or Other Jurisdiction of Incorporation or Organization)	000-12477	(I.R.S. Employer Identification No.)
One Amgen Center Drive Thousand Oaks, California (Address of Principal Executive Offices)		91320-1799 (Zip Code)
(805) 447-1000

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

ITEM 5.    Other Events.

On July 24, 2002, Amgen Inc. issued a press release announcing its earnings for the quarter ended June 30, 2002. The press release is attached to this current report as Exhibit 99.1, and is incorporated herein by reference.

ITEM 7.    Financial Statements and Exhibits.

(c) Exhibits.

99.1    Press release by Amgen Inc. dated July 24, 2002.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMGEN INC.

By:	/s/ RICHARD D. NANULA
Name: Richard D. Nanula
Title: Executive Vice President, Finance, Strategy and Communications, and Chief Financial Officer
Date: July 25, 2002